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                                                                    Exhibit 23.1


                           CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated May 28, 2003, except as to the Liquidity section of Note 1, which is as of October 29, 2003, relating to the financial statements and financial statement schedule of Therma-Wave, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


     /s/ PricewaterhouseCoopers LLP


San Jose, California
October 30, 2003